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                        The Prudential Series Fund, Inc.
                          SP Mid Cap Growth Portfolio

                          Prospectus dated May 1, 2002
                       Supplement dated December 16, 2002

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   Effective December 16, 2002, Calamos Asset Management, Inc. will replace
Massachusetts Financial Services Company (MFS) as subadviser to the SP Mid Cap Growth Portfolio (formerly, SP MFS Mid Cap Growth Portfolio).

   The following replaces the discussion of MFS in the section of the prospectus titled 'How the Fund is Managed--Portfolio Managers:'

           Calamos Asset Management, Inc. ('Calamos') is the subadviser to the SP Mid-Cap Growth Portfolio. Calamos, a registered investment advisor, is a wholly-owned subsidiary of Calamos Holdings, Inc. As of October 31, 2002, Calamos managed approximately $11.7 billion in assets for institutions, individuals, investment companies and hedge funds. Calamos' address is 1111
     E. Warrenville Road, Naperville, Illinois 60563-1463.

           John P. Calamos, [rs3]Chief Executive Officer and President of Calamos, Nick P. Calamos, Chief Investment Officer and Executive Vice President of Calamos, and John P. Calamos, Jr., Executive Vice President of Calamos, manage the SP Mid Cap Growth Portfolio. Each has been with Calamos since 1987. John P. Calamos and Nick P. Calamos have managed money together at Calamos or a related entity for nearly 20 years.

PSFSUP5